EXHIBIT 10.9

DATED                                           17 May 2011

SEGRO (WINNERSH) LIMITED (1)

EMERGENT PRODUCT DEVELOPMENT UK LIMITED (2)

EMERGENT BIOSOLUTIONS INCORPORATED (3)

DEED OF SURRENDER

relating to

Units 530/535 Winnersh Triangle, Wokingham, Berkshire

Manches LLP

9400 Garsington Road

Oxford Business Park

OXFORD OX4 2HN

Tel +44 (0)1865 722 106

Fax +44 (0)1865 201 012

DX 155710 Oxford 13

www.manches.com

Ref: SPS/ELV/180251/264906

INDEX

1	INTERPRETATION	4
2	SURRENDER	6
3	VALUE ADDED TAX	7
4	RELEASE OF THE TENANT	7
5	RELEASE OF THE TENANT’S GUARANTOR	7
6	RELEASE OF THE LANDLORD	7
7	PAYMENTS	7
8	LIABILITY	8
9	THIRD PARTY RIGHTS	8

DATE                      17 May 2011

HM Land Registry

Landlord’s title number: BK 165703

Administrative area: WOKINGHAM

Tenant’s title number: BK 415328

Administrative area: WOKINGHAM

PARTIES

(1)	SEGRO (WINNERSH) LIMITED (registered number 05472073) whose registered office is at Cunard House 15 Regent Street London SW1Y 4LR (“Landlord”);

(2)	EMERGENT PRODUCT DEVELOPMENT UK LIMITED (registered number 03270465) whose registered office is at 545 Eskdale Road Winnersh Wokingham Berkshire RG41 5TU (“Tenant”);

(3)
EMERGENT BIOSOLUTIONS INCORPORATED (incorporated and registered in England and Wales under company number 373-6090) the registered office of which is at Corporation Service Company, 2711 Centerville Road, Suite 400, Wilminghton DE 19808, USA (“Tenant’s Guarantor”).

BACKGROUND

(A)	This deed is supplemental to the Lease.

(B)	The Landlord is entitled to the immediate reversion to the Lease.

(C)	The residue of the term granted by the Lease is vested in the Tenant.

(D)	The Tenant’s Guarantor has entered into the Lease to give a guarantee in respect of the tenant covenants of the Lease.

(E)	The Landlord and the Tenant have agreed to enter into this deed.

AGREED TERMS

1.	INTERPRETATION

1.1.	The definitions and rules of interpretation set out in this clause 1 apply in this deed.

“545 Lease”	means a lease of Unit 545 dated 13th December 1996 and made between Slough Properties Limited (1) Azur Environmental Limited (2).

“Agreement for Surrender”	means an agreement for the surrender of the Lease dated 17th day of May 2011 and made between the Landlord (1) the Tenant (2).

“HMLR”	HM Land Registry.

“Landlord’s Conveyancer”	Eversheds LLP of 1 Callaghan Square, Cardiff CF10 5BT (Ref: Kate Anderton) or any other conveyancer whose details may be notified in writing from time to time by the Landlord to the Tenant.

“Lease”
a lease of Units 530/535 Winnersh Triangle, Wokingham, Berkshire dated 10th May 2007 and made between Slough Estates (Winnersh) Limited (1) Emergent Product Development UK Limited (2) Emergent BioSolutions Incorporated (3), and all documents supplemental or collateral to that lease.

“Property”	Units 530/535 Winnersh Triangle, Wokingham, Berkshire as more particularly described in and demised by the Lease.

“Unit 545”	means Winnersh 545, Winnersh Triangle, Wokingham, Berkshire more particularly described in and demised by the 545 Lease.

“VAT”	value added tax chargeable under the Value Added Tax Act 1994 and any similar replacement tax and any similar additional tax.

1.2.	Clause headings do not affect the interpretation of this deed.

1.3.	A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality) [and that person’s personal representatives, successors or permitted assigns].

1.4.	Unless the context otherwise requires, words in the singular shall include the plural and in the plural include the singular.

1.5.	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.6.	A reference to any party shall include that party’s personal representatives, successors or permitted assigns.

1.7.
A reference to a statute, statutory provision or subordinate legislation is a reference to it as it is in force from time to time, taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re-enacts.

1.8.	A reference to a statute or statutory provision shall include any subordinate legislation made from time to time under that statute or statutory provision.

1.9.	A reference to “writing” or “written” includes faxes but not e-mail.

1.10.	A reference to a document is a reference to that document as varied or novated (in each case, other than in breach of the provisions of this agreement) at any time.

1.11.	References to clauses are to the clauses of this deed.

1.12.	Any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.13.	References to the “Landlord” include a reference to the person entitled for the time being to the immediate reversion to the Lease.

1.14.	The expressions “landlord covenant” and “tenant covenant” each have the meanings given to them by the Landlord and Tenant (Covenants) Act 1995.

2.	SURRENDER

2.1.	In consideration of:

2.1.1.
one million three hundred and seventy-five thousand two hundred and ninety-eight pounds (£1,375,298.00) (excluding VAT) paid by the Tenant to the Landlord (of which the Landlord acknowledges receipt) and;

2.1.2.	the releases by the Landlord pursuant to clause 4 and clause 5;

the Tenant surrenders and yields up to the Landlord, with full title guarantee, all its estate, interest and rights in the Property and the Landlord accepts the surrender.

2.2.
The Tenant shall not be liable under any of the covenants set out in section 3 or section 4 of the Law of Property (Miscellaneous Provisions) Act 1994 for the consequences of any breach of the terms of the Lease concerning the condition of the Property.

2.3.	The residue of the term of years granted by the Lease shall merge and be extinguished in the reversion immediately expectant on the termination of the Lease.

3.	VALUE ADDED TAX

On the date of this deed, the Tenant shall pay the Landlord any VAT properly chargeable on the consideration stated in clause 2.1.1.

4.	RELEASE OF THE TENANT

The Landlord releases the Tenant and its predecessors in title from all the tenant covenants of the Lease but without prejudice to any liability that has accrued before completion of the Surrender or which remains pursuant to the Agreement for Surrender.

5.	RELEASE OF THE TENANT’S GUARANTOR

The Landlord releases the Tenant’s Guarantor from the covenants, indemnities and other obligations arising under or in respect of the Lease but without prejudice to any liability under that guarantee or those obligations (if any) that has accrued before completion of the Surrender or which remains pursuant to the Agreement for Surrender.

6.	RELEASE OF THE LANDLORD

The Tenant releases the Landlord and its predecessors in title to the immediate reversion to the Lease from all the landlord covenants of the Lease without prejudice to any liability that has accrued before completion of the Surrender or which remains pursuant to clause 5.5 of the Agreement for Surrender.

7.	PAYMENTS

On the date of this deed, the Tenant shall pay the Landlord the sum of two hundred and thirty thousand pounds (£230,000.00) (inclusive of VAT) by way of liquidated damages, as compensation for the breach by the Tenant of its covenants in the Lease relating to the state and condition of the Property and as compensation for the breach by the Tenant of its covenants in the 545 Lease relating to the state and condition of Unit 545.

8.	LIABILITY

If the Landlord or the Tenant is more than one person, then in each case those persons shall be jointly and severally liable for their respective obligations arising by virtue of this deed. The Landlord may release or compromise the liability of any one of those persons or grant any time or concession to any one of them without affecting the liability of any other of them.

9.	THIRD PARTY RIGHTS

A person who is not a party to this deed shall not have any rights under or in connection with it.

SIGNED as a deed by SEGRO (WINNERSH) LIMITED acting by a director and its secretary or two directors

 Director

 Director / Secretary

SIGNED as a deed by EMERGENT PRODUCT DEVELOPMENT UK LIMITED acting by a director and its secretary or two directors

 Director        /s/Stephen Lockhart

 Director / Secretary       /s/Emma Wheatley

SIGNED as a deed on behalf of EMERGENT BIOSOLUTIONS INC., a company incorporated in the State of Delaware, by R. Don Elsey, being the person who, in accordance with the laws of that territory is acting under the authority of the company

 Authorized Signatory:

/s/R. Don Elsey

R. Don Elsey,
Chief Financial Officer